SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): August 2, 2000
                                                          (July 27, 2000)

                             FRANKLIN RESOURCES, INC.
              (Exact name of registrant as specified in its charter)



       ....  DELAWARE....................1-9318...............13-2670991...
      (State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)



        777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA........ 94404...
       (Address of principal executive offices)                 (Zip Code)


          Registrant's telephone number, including area code.(650) 312-3000


                   ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99 - Press Release issued on July 27, 2000 by Franklin
                  Resources, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FRANKLIN RESOURCES, INC.
                                  (Registrant)


Date: August 2, 2000       /s/ Leslie  M. Kratter
                                --------------------------
                                LESLIE M. KRATTER
                              Senior Vice President


   Exhibit 99     Press Release issued on July 26, 2000 by Franklin
                  Resources, Inc.